Exhibit 99.1

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                          Journal Communications, Inc.
                Consolidated Statements of Earnings (unaudited)
        (dollars in thousands, except for shares and per-share amounts)


                                                                            2004 Quarters
                                                      --------------------------------------------------------------------
                                                         First         Second        Third         Fourth        Total
                                                      ------------  ------------  ------------  ------------  ------------
Continuing Operations:
Revenue:
    Publishing                                        $    76,671   $    83,599   $    81,502   $    85,915   $   327,687
    Broadcasting                                           34,635        42,254        43,958        51,226       172,073
    Telecommunications                                     35,557        36,804        35,766        35,893       144,020
    Printing services                                      21,764        17,427        17,955        19,162        76,308
    Other                                                  10,464        11,979        10,206         9,426        42,075
                                                      ------------  ------------  ------------  ------------  ------------
Total revenue                                             179,091       192,063       189,387       201,622       762,163

Operating costs and expenses:
    Publishing                                             38,532        40,358        40,152        42,904       161,946
    Broadcasting                                           15,102        16,384        17,912        19,434        68,832
    Telecommunications                                     20,406        20,898        20,880        21,031        83,215
    Printing services                                      18,460        15,459        15,987        16,613        66,519
    Other                                                   8,551         9,993         8,552         7,829        34,925
                                                      ------------  ------------  ------------  ------------  ------------
Total operating costs and expenses                        101,051       103,092       103,483       107,811       415,437

Selling and administrative expenses                        52,338        55,698        54,635        59,712       222,383
                                                      ------------  ------------  ------------  ------------  ------------
Total operating costs and expenses
    and selling and administrative
    expenses                                              153,389       158,790       158,118       167,523       637,820
                                                      ------------  ------------  ------------  ------------  ------------

Operating earnings                                         25,702        33,273        31,269        34,099       124,343

Other income and expense:
    Interest income and dividends                              67            70           102            96           335
    Interest expense                                         (612)         (390)         (573)         (705)       (2,280)
                                                      ------------  ------------  ------------  ------------  ------------
Total other income and expense                               (545)         (320)         (471)         (609)       (1,945)

Earnings from continuing operations before income
 taxes                                                     25,157        32,953        30,798        33,490       122,398

Provision for income taxes                                 10,073        13,203        12,334        13,456        49,066
                                                      ------------  ------------  ------------  ------------  ------------


Earnings from continuing operations                        15,084        19,750        18,464        20,034        73,332

Discontinued operations                                       615         1,081           757         2,695         5,148
                                                      ------------  ------------  ------------  ------------  ------------

Net Earnings                                          $    15,699   $    20,831   $    19,221   $    22,729   $    78,480
                                                      ============  ============  ============  ============  ============

Weighted average number of shares:
    Basic                                              73,457,383    73,866,381    72,207,434    72,210,561    72,931,102
    Diluted                                            77,909,383    78,319,839    76,661,796    76,665,565    77,386,552

Earnings per share:
    Basic:
        Continuing operations                         $      0.20   $      0.26   $      0.25   $      0.27   $      0.98
        Discontinued operations                              0.01          0.02          0.01          0.04          0.07
                                                      ------------  ------------  ------------  ------------  ------------
        Net earnings                                  $      0.21   $      0.28   $      0.26   $      0.31   $      1.05
                                                      ============  ============  ============  ============  ============

    Diluted:
        Continuing operations                         $      0.19   $      0.25   $      0.24   $      0.26   $      0.95
        Discontinued operations                              0.01          0.02          0.01          0.04          0.06
                                                      ------------  ------------  ------------  ------------  ------------
        Net earnings                                  $      0.20   $      0.27   $      0.25   $      0.30   $      1.01
                                                      ============  ============  ============  ============  ============

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